SM

JACKSON®
NATIONAL LIFE INSURANCE COMPANY
OF NEW YORK

!

EX-5j
PERSPECTIVE L-SERIES
(10/10) VARIABLE AND FIXED
ANNUITY APPLICATION (VA610NY)
Home Office: Purchase, NY 10577
www.jackson.com
First Class Mail: P.O. Box 30313
Customer Care: 800-599-5651
Lansing, MI 48909-7813
Bank or Financial Institution Customer Care: 888-464-7779
Fax: 888-576-8383
Overnight Mail:
1 Corporate Way
Hours: 8:00 a.m. to 8:00 p.m. ET
Lansing, MI 48951
Email: contactus@jackson.com
Broker/Dealer or External Account No. (if applicable)
PLEASE PRINT
Primary Owner
If Owner
Type of Ownership:
Individual/Joint
Trust
Custodian
Corporation/Pension Plan
(and/or Joint
Owner) is not a
Social Security Number
or
Tax I.D. Number
U.S. Citizen
Sex
Male
Female
and/or a U.S.
Resident, Form
U.S. Citizen
Yes
No
W-9 or Form
First Name
Middle Name
Last Name
W-8BEN (as
applicable) is
required with
 Non-Natural Owner/Entity Name (if applicable)
application.
If Owner is a
Trust, Trustee
Certification
Date of Birth
(mm/dd/yyyy)
Telephone Number(including area code)
Email Address
form N5335 or
trust
/
/
(
)
documents are
required with
Physical Address Line 1 (No P.O. Boxes)
Line 2
application.
It is required
for Good
City
State
ZIP Code
Order that you
provide a
physical
Mailing Address Line 1
Line 2
address.
Only include
mailing
City
State
ZIP Code
address if
different from
physical
address.
Joint Owner
First Name
Middle Name
Last Name
Proceeds will
be distributed
in accordance
Social Security Number
Date of Birth (mm/dd/yyyy)
Sex
U.S. Citizen
with the
Male Female
Yes
No
Contract on
/
/
the first death
of either
Email Address
Relationship to Owner
Telephone Number (including area code)
Owner.
Spouse
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
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Primary Annuitant
Same as Owner
Sex Male
Female
U.S. Citizen Yes
No
Complete this
First Name
Middle Name
Last Name
section if
different from
Owner.
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Spouse
/
/
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
Joint/Contingent Annuitant
Joint Annuitant OR
Contingent Annuitant
Sex Male
Female
U.S. Citizen Yes
No
Complete this
Same as Joint Owner
section if
First Name
Middle Name
Last Name
different from
Joint Owner.
Contingent
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Annuitant
Spouse
must be
/
/
(
)
Other__________________
Annuitant's
spouse.
Physical Address Line 1 (No P.O. Boxes)
 Line 2
Available only on a Qualified plan custodial
City
State
 ZIP Code
account when electing a Joint GMWB.
Beneficiary(ies)
It is required for
Primary
%
Percentage of Death Benefit
Good Order
that the Death
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Benefit
Percentage be
whole numbers
and must total
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
100% for each
Spouse
/
/
beneficiary
Other__________________
type.
Primary
Contingent
%
Percentage of Death Benefit
Individual Name (First, Middle, Last) or Non-Natural Entity Name
For additional
beneficiaries,
please attach a
separate sheet,
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
signed and
dated by the
/
/
Owner, which
includes names,
percentages,
Primary
Contingent
%
Percentage of Death Benefit
and other
required
Individual Name (First, Middle, Last) or Non-Natural Entity Name
information.
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
/
/
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Make all
Premium Payment
checks
payable to
Select method of payment
Jackson
Check
$___________________________
Wire
$___________________________
National Life
Insurance
External Transfer
$___________________
Internal Transfer
$___________________
Company of
New York .
Annuity Type
IRA:
Qualified Plan:
SEP/IRA
(408(k)):
Jackson
IRA - Traditional*
401(k) Qualified Savings Plan
SARSEP
National Life
Stretch IRA
Cash Balance-Defined Benefit
SEP
Insurance
Roth IRA:
Cash Balance-Defined Contribution
ORP:
Company of
Roth Conversion
HR-10 (Keogh) Plan
ORP
New York, also
Roth IRA*
Money Purchase
referred to as
Texas ORP
" Jackson of
*Tax Contribution Years and Amounts:
Profit Sharing Plan
Charitable Remainder Trust:
NY " or " the
Year:________ $___________
Roth 401(k)
Charitable Remainder
Company" will
Year:________ $___________
Target Benefit Plan
Annuity Trust
issue Annuity
Charitable Remainder
Type per the
Non-Qualified Plan:
TSA Plan:
Unitrust
bold headings.
Deferred Compensation
403(b) TSA
Non-Tax Qualified
Statement Regarding Replacement of Existing Policies or Annuity Contracts
It is required
for Good Order
Are you replacing an existing life insurance policy or annuity contract?
that this entire
No
Yes
section be
Jackson of NY pre-assigned Contract number: _________________________________
completed.
If "Yes" please complete the following company information. Please complete all
If replacing,
necessary forms as required by New York Regulation 60.
please provide
the Jackson of
Company name
Contract number
Anticipated amount
NY pre-
assigned
$
Contract
number.
$
$
Transfer Information
Non-Qualified Plan Types:
IRC 1035 Exchange
Non-1035 Exchange
For transfers,
it is required
All Other Plan Types:
Direct Transfer
Direct Rollover
Non-Direct Rollover
for Good
Order that this
Please check the appropriate box(es) under the "Transfer Type" and "Client Initiated" headings. If you have already, entire section
or plan to submit a transfer request to the surrendering institution, please select "Yes" under "Client Initiated."
be completed.
Jackson of NY will only request the funds if this section is left blank or checked "No."
Transfer
Client
Anticipated date
Anticipated
Type
Initiated
Company releasing funds
Account number
of receipt
transfer amount
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Annuitization/Income Date
Specify Income Date (mm/dd/yyyy)
If an Income Date is not specified, Jackson of NY will
/
/
default to the Latest Income Date as shown in the Contract.
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LONG-TERM SMART
Optional Death Benefits Once selected, optional death benefits cannot be changed.
If no Optional
May not be selected in combination with LifeGuard Freedom Flex DB.
Death Benefit
is selected
Highest Anniversary Value Death Benefit
(Ages 0-79)
your
beneficiary(ies)
Other Optional Benefits Once selected, optional benefits cannot be changed.
will receive the
standard
Guaranteed Living Benefit Options
(May select only one GMWB)
death benefit.
Please see the
GMWB For Life
prospectus for
details.
(For Life Guaranteed Minimum Withdrawal Benefits)
LifeGuard Freedom Flex
LifeGuard Freedom 6 Net
Optional
For Life GMWB with Owner's choice of
For Life GMWB with Bonus, Annual Step-Up, &
Death Benefit
Bonus and Step-Up
(Ages 35-80)
Earnings-Sensitive Withdrawal Amount
(Ages 35-80)
and Other
Optional
Bonus
Step-Up
1,2,3
Benefits:
LifeGuard Freedom 6 Net w/ Joint Option
(Must select one)
(Must select one)
Additional
Joint For Life GMWB with Bonus, Annual Step-Up, &
5%
Annual
charges will
Earnings-Sensitive Withdrawal Amount
(Ages 35-80)
apply. Please
6%
Annual to Highest
see the
Quarterly Contract Value*
7%
prospectus
* Not available with 8% bonus
8%
GMWB
(Guaranteed Minimum Withdrawal Benefits)
for details.
1,2,3
LifeGuard Freedom Flex w/ Joint Option
SafeGuard Max
Election Age
Joint For Life GMWB with Owner's choice of
GMWB with 5-Year Step-Up
(Ages 0-85)
limitations
Bonus and Step-Up
(Ages 35-80)
apply based
AutoGuard
5
on the age of
Bonus
Step-Up
5% GMWB with Annual Step-Up
(Ages 0-80)
the Owner(s)
(Must select one)
(Must select one)
or Covered
5%
Annual
AutoGuard 6
Lives.
6%
Annual to Highest
6% GMWB with Annual Step-Up
(Ages 0-80)
Quarterly Contract Value
4
LifeGuard Freedom Flex DB
For Life GMWB with 6% Bonus, Annual Step-Up,
and Death Benefit(Ages 35-70)
5,6
Contract Enhancement Options
(May select only one)(Ages 0-87)
4% of first year premium
3% of first year premium
2% of first year premium
For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.
For Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation required. Please ensure the Primary Beneficiary section on Page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant.
May not be selected in combination with an Optional Death Benefit.
Please complete the Important Disclosure Regarding the Contract Enhancement.
Selection of the 2%, 3%, or 4% Contract Enhancement option will prohibit allocation or transfer of any premium to the 3-, 5-, or 7-Year Fixed Account Options during the Recapture period of that selected option.
If electing a Guaranteed Living Benefit Option, please read the disclosures in the Notice to
Applicant section on page 7.
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LONG-TERM SMART
Premium Allocation
JNL®
JNL/JPMorgan
JNL/PIMCO
Tell us how you
want your
% Institutional Alt 20
% International Value
% Real Return
annuity
% Institutional Alt 35
% MidCap Growth
% Total Return Bond
premiums
invested.
% Institutional Alt 50
% U.S. Government &
Quality Bond
TOTAL
% Institutional Alt 65
ALLOCATION
JNL/PPM America
MUST EQUAL
JNL/Lazard
JNL/American Funds®
% High Yield Bond
100%.
% Emerging Markets
Blue Chip Income
%
% Mid Cap Value
and Growth
% Mid Cap Equity
% Small Cap Value
% Global Bond
Total number
JNL/M&G
% Value Equity
Global Small
of allocation
%
% Global Basics
Capitalization
selections may
% Global Leaders
not exceed 18.
% Growth-Income
JNL/Red Rocks
% International
% Listed Private Equity
JNL/Mellon Capital Management
% New World
% JNL 5
% 25
JNL/BlackRock
JNL/Select
% Select Small-Cap
% Commodity Securities
% Balanced
% JNL Optimized 5
% Global Allocation
% Money Market
% VIP
JNL/Capital Guardian
% Value
% Dow Dividend
% Global Balanced
% European 30
%
Global Diversified
% Nasdaq
25
Research
JNL/T. Rowe Price
% U.S. Growth Equity
% NYSE International 25
% Established Growth
% Pacific Rim 30
% Mid-Cap Growth
JNL/Eagle
% S&P
24
% Core Equity
% Short-Term Bond
% S&P SMid 60
% SmallCap Equity
% Value
% Value Line
30
JNL/Franklin Templeton
% S&P 500 Index
% Founding Strategy
JNL/S&P
% S&P 400 MidCap Index
% Global Growth
% 4
% Small Cap Index
% Income
% Competitive Advantage
% International Index
International Small
%
% Bond Index
% Dividend Income &
Cap Growth
Growth
% Index 5
% Mutual Shares
% Intrinsic Value
% 10 x 10
% Small Cap Value
% Total Yield
% Communications Sector
JNL/Goldman Sachs
% Consumer Brands Sector
JNL/S&P Managed
% Core Plus Bond
% Financial Sector
% Emerging Markets Debt
% Conservative
% Healthcare Sector
% Mid Cap Value
% Moderate
% Oil & Gas Sector
% U.S. Equity Flex
% Moderate Growth
% Technology Sector
% Growth
JNL/Invesco
% Global Alpha
% Aggressive Growth
% Global Real Estate
JNL/Oppenheimer
% International Growth
% Global Growth
% Large Cap Growth
JNL/S&P Disciplined
% Small Cap Growth
JNL/PAM
% Moderate
JNL/Ivy
% Asia ex-Japan
% Moderate Growth
% Asset Strategy
% China-India
% Growth
PREMIUM ALLOCATIONS CONTINUED ON PAGE 6.
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LONG-TERM SMART
Premium Allocation(Cont. from page 5)
See the NOTE
Fixed Account Options
for some
% 1-Year
important
terms
% 3-Year
regarding the
Fixed Account
% 5-Year
Options.
% 7-Year
NOTE: The Contract permits Jackson of NY to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a
Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.
Systematic Investment (periodic premium reallocation programs)
Only the
Automatic Rebalancing. The 3-, 5- and 7-Year Fixed
DCA+ (Special Dollar Cost Averaging)
Investment
Account Options are not available for Automatic
This request is to establish the Special Dollar Cost
Division(s) and
Rebalancing.
Averaging option.
the 1-Year
Frequency:
Fixed Account
If DCA+ is selected, you must allocate Source
Option (subject
Monthly
Quarterly
Semiannually
Annually
Option and Designated Option(s) using Special
to availability)
Start Date (mm/dd/yyyy) ___________________________
Dollar Cost Averaging (DCA+) Supplemental
as selected in
Application (NV3647). Must be completed for
the Premium
Note: If no date is selected, the program will
"Good Order."
Allocation
begin one month/quarter/half-year/year (depending
section will
DCA+ provides an automatic monthly transfer to the
participate in
on the frequency you selected) from the date
selected Investment Division(s) so the entire amount
Automatic
Jackson of NY applies the first premium payment. If
invested in this program, plus earnings, will be
Rebalancing.
no frequency is selected, the frequency will be annual.
transferred by the end of the DCA+ term selected. If
No transfers will be made on days 29, 30 or 31,
selected, the total number of elections in the Premium
unless set up on annual frequency.
Allocation section may not exceed 17.
DCA (Dollar Cost Averaging)
This request is to establish the Dollar Cost Averaging option.
If DCA is selected, you must attach the Systematic Investment Form (NV2375). Must be completed for "Good
Order."
Capital Protection Program
Yes - Please complete Supplemental Application NV4674. Must be completed for "Good Order." No -
Please complete the Premium Allocation section on Pages 5 and 6.
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LONG-TERM SMART
Electronic Delivery Authorization
I agree to receive documents electronically:
This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by email or by notice to you of a document's availability on Jackson of NY's website.
Check the
ALL DOCUMENTS
boxes next to
Quarterly statements
Prospectuses and prospectus supplements
the types of
documents you
Periodic and immediate confirmation statements
Proxy and other voting materials
wish to receive
electronically.
Annual and Semi-Annual reports
Other documents from Jackson of NY
If an email
My email address is:_________________________________________. I (We) will notify Jackson of NY of any new address is
email address.
provided, but
no document
The computer hardware and software requirements that are necessary to receive, process and retain electronic type is
communications that are subject to this consent are as follows: To view and download material electronically, you selected, the
must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM selection will
drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.
default to "All
Documents."
There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson of NY Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
Authorized Callers
If you want to
First Name
Middle Name
Last Name
authorize an
individual
other than
your
Social Security/Tax I.D. Number
Date of Birth (mm/dd/yyyy)
Producer/Rep
to receive
/
/
Contract
First Name
Middle Name
Last Name
information via
telephone,
please list that
individual's
Social Security/Tax I.D. Number
Date of Birth (mm/dd/yyyy)
information
here.
/
/
Notice to Applicant
Please note the following applies to all Guaranteed Living Benefit Options elected on page 4.
A Guaranteed Minimum Withdrawal Benefit (GMWB) may not be appropriate for the Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity Contract.
These endorsements may also have limited usefulness in connection with tax-qualified contracts in relation to required minimum distributions imposed by the IRS. Some withdrawals necessary to satisfy required minimum distributions may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of a GMWB is appropriate for the
Owner's situation, including consideration of required minimum distributions. Please consult a tax advisor on this and other matters regarding the selection of income options.
If you make subsequent premium payments, the Guaranteed Withdrawal Balance will increase by the amount of the payments. We will allocate subsequent premium payments in the same way as your Contract's first premium payment unless you tell us otherwise.
Subject to the benefit terms, conditions, and limitations, the elected GMWB guarantees that a certain amount may be withdrawn annually, regardless of market performance and even if the Contract Value is zero, until the GMWB is terminated. Excess withdrawals may result in a significant reduction in your Guaranteed Annual Withdrawal
Amount (GAWA) and Guaranteed Withdrawal Balance (GWB).
You may not be able to change the Owner, Joint Owner, Annuitants, or spousal Primary Beneficiary, depending on which GMWB you have selected.
Please note that while Jackson of NY does not currently increase the GMWB charge upon election of an Owner
Initiated Step-up, we retain the right to do so in the future.
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Client Acknowledgements
1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We)
understand that annuity benefits, death benefit values and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 5. The Contract I (we) have applied for is suitable for my
(our) insurance objective, financial situation and needs. 6. I understand the restrictions imposed by 403(b)(11) of the
Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which
I may elect to transfer my Contract Value. 7. I (We) understand that the Contract's Fixed Account Minimum Interest
Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the
Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermined Period.
8. I (We) understand that allocations to the Fixed Account Option(s) are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred.
9. I (We) understand that Jackson of NY may restrict the availability of one or more of the Fixed Account Options and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis.
10. If I (we) have elected a Contract Enhancement Option, I (we) hereby acknowledge receipt of the "Important
 Disclosure Regarding the Contract Enhancement."
11. If I (we) have elected the Special Dollar Cost Averaging (DCA+) Option, I (we) hereby acknowledge receipt of the
 "Special Dollar Cost Averaging (DCA+) Supplemental Application."
12. If I (we) have elected the Capital Protection Program, I (we) hereby acknowledge receipt of the " Capital
 Protection Program Supplemental Application."
13. I (We) certify that the Date of Birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant,
 Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded.
14. Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.
It is required
Owner's Signature
Date Signed (mm/dd/yyyy) State where signed
for Good Order
/
/
that all
applicable
Owner's Title (required if owned by an Entity)
parties to the
Contract sign
here.
Joint Owner's Signature
Date Signed(mm/dd/yyyy) State where signed
/
/
Annuitant's Signature (if other than Owner)
Date Signed (mm/dd/yyyy) State where signed
/
/
Joint Annuitant's Signature (if other than Joint Owner)
Date Signed(mm/dd/yyyy) State where signed
/
/
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LONG-TERM SMART
Producer/Representative Acknowledgements
By signing this form, I certify that:
1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs.
3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
4. I have complied with requirements for disclosures and/or replacements as necessary.
Jackson of NY Prod./Rep. No.
Producer/Representative Signature
Date Signed (mm/dd/yyyy)
/
/
First Name
Middle Name
Last Name
Broker/Dealer Name
Program Options
Program
A
B
C
D
Options Note:
Contact your
home office
Address
(number and street)
City
State ZIP Code
for program
information. If
no option is
indicated, the
Email Address
Business Telephone No. (including area code)
Percentage
designated
(
)
%
default will be
used.
It is required
If more than one Producer/Representative is participating in a Program Option on this case, please provide all for Good
Producer/Representative names, Jackson of NY Producer/Representative numbers and percentages for each (totaling
Order that all
100%).
Producer/Rep
numbers be
Producer/Representative Name
Jackson of NY Producer/Representative No.
Percentage
supplied.
%
Producer/Representative Name
Jackson of NY Producer/Representative No.
Percentage
%
Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value
Not a deposit Not insured by any federal agency
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